EXECUTION COPY


                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee


                                 AMENDMENT NO. 1

                          dated as of November 15, 2005

                                  Amending the

                                SERIES SUPPLEMENT
                           dated as of August 1, 2005

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

             among the Company, the Master Servicer, and the Trustee

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2005-QO1

     AMENDMENT NO. 1 ("Amendment"), dated as of the 15th day of November, 2005, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

        WHEREAS, RESIDENTIAL ACCREDIT LOANS, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (in such capacity, the "Master Servicer") and DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the "Trustee") entered into a Series Supplement, dated as of August 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servcing Agreement, dated as of August 1, 2004, (the "Standard Terms" and, together with the Series
Supplement, the "Agreement"), providing for the issuance of RALI Series 2005-QO1, Mortgage Pass-Through Certificates (the "Certificates"); and

        WHEREAS, Section 11.01(b) of the Agreement permits the amendment of the Agreement by the Depositor, the Master Servicer, and the Trustee, with the consent of the holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interest of each Class of Certificates affected thereby for the purpose of changing in any manner any of the provisions of the Agreement; and

        WHEREAS, the Depositor and the Master Servicer wish to amend the Agreement as set forth herein to set forth the minimum denomination of the Class P Certificates; and

        WHEREAS, DEUTSCHE BANK SECURITIES INC., as the registered owner of one hundred percent (100%) of the Percentage Interest of the Class P Certificates (the "Class P Certificateholder"), does hereby consent to this Amendment, as evidenced by its execution of this Amendment; and

        WHEREAS, an Opinion of Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplment to fail to qualify as a REMIC; and

        WHEREAS, the execution of this Amendment has been duly authorized by the Depositor, the Master Servicer, the Trustee and the Class P Certificateholder;

        NOW THEREFORE, the Depositor, the Master Servicer, the Trustee and the Class P Certificateholder hereby agree as follows:

        Section 1. The Preliminary Statement of the Agreement is hereby amended as follows:

        (i) The minimum denomination of the Class P Certificates is hereby replaced in its entirety with the following:

        "The Class P Certificates shall be issuable in minimum denominations of not less than a 5% Percentage Interest and integral multiples of a 1% Percentage Interest in excess thereof."

        The designation "N/A" in the "Minimum Denominations" column in the row pertaining to the Class P Certificates in the REMIC II chart is hereby deleted and replaced with a footnote designation "11" and the immediately preceding sentence is hereby added to the end of footnote 11 of the REMIC II chart.

        (ii) The following definition is hereby added to the Series Supplement:

        "Percentage Interest: With respect to any Certificate (other than a Class R Certificate or Class P Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate or Class P Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate."

        (iii) The form of Class P Certificate for the Series Supplement is hereby replaced in its entirety by the form of Class P Certificate attached hereto as Exhibit I.

        Section 2.

        This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                 RESIDENTIAL ACCREDIT LOANS, INC., as
                                 Depositor


                                 By:     /s/Heather Anderson
                                      --------------------------------------
                                  Name:  Heather Anderson
                                 Title:  Vice President


                                 RESIDENTIAL FUNDING CORPORATION, as Master
                                 Servicer


                                 By:   /s/Mark White
                                      -------------------------------
                                 Name:  Mark White
                                 Title: Associate


                                 DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                 Trustee


                                 By:    /s/Brent Hoyler
                                      ----------------------------------
                                 Name:  Brent Hoyler
                                 Title: Associate

                                 By:    /s/Barbara Campbell
                                      ----------------------------------
                                 Name:  Barbara Campbell
                                 Title: Vice President



ACKNOWLEDGMENT AND CONSENT:

DEUTSHCE BANK SECURITIES INC., as onwer of
100% Percentage Interest of the Class P
Certificates


 By:    /s/Susan Valenti                 By:   /s/Ryan M. Stark              .
 Name:  Susan Valenti                    Name: Ryan M. Stark
 Title: Director                         Title:Vice President

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )


               On the ___ day of November, 2005 before me, a notary public in and for said State, personally appeared Heather Anderson, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               /s/Amy Sue Olson
                                               Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the __ day of November, 2005 before me, a notary public in and for said State, personally appeared Mark White, known to me to be a(n) Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/Amy Sue Olson
                                               Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  ) ss.:
COUNTY OF ORANGE                  )

               On the ___ day of November, 2005 before me, a notary public in and for said State, personally appeared __Brent Hoyler__, known to me to be a(n) ___Associate___ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/Amy Lynn Stoddard
                                               Notary Public


[Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the __ day of November, 2005 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be a(n) Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              /s/Amy Lynn Stoddard
                                              Notary Public
[Notarial Seal]

                                    EXHIBIT I

Certificate No. 1                          Subordinate

Class P Subordinate                        Aggregate Certificate
                                           Principal Balance
Date of Pooling and Servicing              of the Class P
Agreement and Cut-off Date:                Certificates as of
August 1, 2005                             the Cut-off Date:
                                           $0.00
First Distribution Date:
September 26, 2005                         Initial Certificate Principal
                                           Balance of this Certificate:
Master Servicer:                           $0.00
Residential Funding Corporation
                                           Percentage Interest:  [________]%
Assumed Final Distribution Date:
August 25, 2035                            CUSIP: 761118 FX 1

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2005-QO1

       evidencing a percentage interest in any distributions allocable to the Class P Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ___________________________is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the business day immediately prior to such Distribution Date (the "Record Date"), in the amount required to be distributed to Holders of Class P Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above.

               No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: August 31, 2005           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                 as Trustee



                                 By:
                                      Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.


                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                            as Certificate Registrar



                                            By:______________________________

                                                   Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:  ________________________
                                     _______________________________________
                                      Signature by or on behalf of assignor



                                     _____________________________________
                                     Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________ for the account of _____________________ account number ____________________, or, if mailed by check, to ___________________________________________.

     Applicable statements should be mailed to _______________________.

     This information is provided by ______________, the assignee named above, or _______________________, as its agent.